                                                                   Exhibit 99.10


First Chicago NBD Corporation and Subsidiaries
Consolidated Balance Sheet
---------------------------------------------------------------------------------------------------------------------------
                                                                                    June 30     December 31         June 30
(Dollars in millions)                                                                  1998            1997            1997
---------------------------------------------------------------------------------------------------------------------------
Assets
Cash and due from banks.....................................................   $      8,049    $      7,223    $      7,969
Interest-bearing due from banks.............................................          5,588           6,904           7,705
Federal funds sold and securities under resale agreements...................          7,982           8,501           8,185
Trading assets..............................................................          4,128           4,198           4,752
Derivative product assets...................................................          4,250           4,547           3,761
Securities available for sale...............................................         12,604           9,330           8,265
Loans (net of unearned income--$937, $961 and $954, respectively)...........         72,563          68,724          67,510
   Less allowance for credit losses.........................................         (1,408)         (1,408)         (1,408)
                                                                               ------------    ------------    ------------
   Loans, net...............................................................         71,155          67,316          66,102
Premises and equipment......................................................          1,448           1,439           1,407
Customers' acceptance liability.............................................            366             708             661
Other assets................................................................          4,211           3,930           3,788
                                                                               ------------    ------------    ------------
      Total assets..........................................................   $    119,781    $    114,096    $    112,595
                                                                               ============    ============    ============
---------------------------------------------------------------------------------------------------------------------------

Liabilities
Deposits
   Demand...................................................................   $     17,038    $     16,069    $     17,142
   Savings..................................................................         21,432          21,437          21,154
   Time.....................................................................         15,256          15,178          14,980
   Foreign offices..........................................................         15,802          15,805          14,742
                                                                               ------------    ------------    ------------
      Total deposits........................................................         69,528          68,489          68,018
Federal funds purchased and securities under repurchase agreements..........          9,869           9,271          10,053
Other short-term borrowings.................................................         12,672           9,710           9,848
Long-term debt..............................................................          9,595           9,092           8,020
Guaranteed preferred beneficial interest in the Corporation's junior                    996             996             996
 subordinated debt..........................................................
Acceptances outstanding.....................................................            366             708             661
Derivative product liabilities..............................................          4,307           4,616           3,844
Other liabilities...........................................................          4,134           3,254           2,684
                                                                               ------------    ------------    ------------
      Total liabilities.....................................................        111,467         106,136         104,124
---------------------------------------------------------------------------------------------------------------------------

Stockholders' Equity
Preferred stock.............................................................            190             190             290
Common stock--$1 par value..................................................            320             320             320

                                        June 30, 1998   Dec. 31, 1997   June 30, 1997
                                        -------------   -------------   -------------
      Number of shares authorized.......  750,000,000     750,000,000     750,000,000
      Number of shares issued...........  319,508,976     319,509,114     319,509,163
      Number of shares outstanding......  287,743,039     289,137,449     302,064,635

Surplus.....................................................................          1,948           1,966           1,985
Retained earnings...........................................................          7,977           7,446           6,933
Accumulated other adjustments to stockholders' equity.......................             66              55              24
Deferred compensation.......................................................           (112)            (79)            (87)
Treasury stock at cost--31,765,937; 30,371,665; and 17,444,528 shares,               (2,075)         (1,938)           (994)
 respectively...............................................................   ------------    ------------    ------------
      Stockholders' equity..................................................          8,314           7,960           8,471
                                                                               ------------    ------------    ------------
      Total liabilities and stockholders' equity............................   $    119,781    $    114,096    $    112,595
                                                                               ============    ============    ============
---------------------------------------------------------------------------------------------------------------------------

First Chicago NBD Corporation and Subsidiaries
Consolidated Income Statement
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Three Months Ended          Six Months Ended
                                                                                        June 30                   June 30
(In millions, except per-share data)                                              1998          1997          1998        1997
------------------------------------------------------------------------------------------------------------------------------
Interest Income
Loans, including fees.....................................................      $1,501        $1,484        $2,961      $2,885
Bank balances.............................................................          85           114           186         210
Federal funds sold and securities under resale agreements.................          99            77           188         142
Trading assets............................................................          68            67           139         136
Securities available for sale--taxable....................................         133            89           253         167
Securities available for sale--tax-exempt.................................          25            29            48          54
                                                                                ------        ------        ------      ------
     Total................................................................       1,911         1,860         3,775       3,594
------------------------------------------------------------------------------------------------------------------------------

Interest Expense
Deposits..................................................................         562           544         1,120       1,043
Federal funds purchased and securities under repurchase agreements........         141           124           283         238
Other short-term borrowings...............................................         154           121           285         223
Long-term debt............................................................         170           146           342         289
                                                                                ------        ------        ------      ------
     Total................................................................       1,027           935         2,030       1,793
------------------------------------------------------------------------------------------------------------------------------

Net Interest Income.......................................................         884           925         1,745       1,801
Provision for credit losses...............................................         206           180           385         367
                                                                                ------        ------        ------      ------
Net Interest Income After Provision for Credit Losses.....................         678           745         1,360       1,434
------------------------------------------------------------------------------------------------------------------------------

Noninterest Income
Combined trading profits..................................................          52            36            98          64
Equity securities gains...................................................          87            46           145         100
Investment securities gains...............................................           6             4            16          29
                                                                                ------        ------        ------      ------
     Market-driven revenue................................................         145            86           259         193
                                                                                ------        ------        ------      ------

Credit card fee revenue...................................................         234           207           468         441
Fiduciary and investment management fees..................................         108            99           214         204
Service charges and commissions...........................................         283           227           534         440
                                                                                ------        ------        ------      ------
     Fee-based revenue....................................................         625           533         1,216       1,085
                                                                                ------        ------        ------      ------
Other income..............................................................          72            25           106          45
                                                                                ------        ------        ------      ------
     Total................................................................         842           644         1,581       1,323
------------------------------------------------------------------------------------------------------------------------------

Noninterest Expense
Salaries and employee benefits............................................         477           426           917         851
Net premises and equipment expense........................................         117           115           232         235
Other.....................................................................         317           284           610         539
                                                                                ------        ------        ------      ------
     Total................................................................         911           825         1,759       1,625
------------------------------------------------------------------------------------------------------------------------------

Income Before Income Taxes................................................         609           564         1,182       1,132
Applicable income taxes...................................................         201           186           391         374
                                                                                ------        ------        ------      ------
Net Income................................................................      $  408        $  378        $  791      $  758
                                                                                ======        ======        ======      ======
Net Income Attributable to Common Stockholders' Equity....................      $  404        $  373        $  785      $  746
                                                                                ======        ======        ======      ======
------------------------------------------------------------------------------------------------------------------------------

Earnings Per Share
     Basic................................................................       $1.41         $1.22         $2.73       $2.41
     Diluted..............................................................       $1.38         $1.20         $2.68       $2.37
------------------------------------------------------------------------------------------------------------------------------

First Chicago NBD Corporation and Subsidiaries
Consolidated Statement of Stockholders' Equity
------------------------------------------------------------------------------------------------------------------------------

Six Months Ended June 30
(In millions)                                                                                       1998             1997
------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   Balance, beginning of period.........................................................         $   190         $   444
   Conversion of preferred stock........................................................               -            (154)
                                                                                                 -------         -------
   Balance, end of period...............................................................             190             290
                                                                                                 -------         -------

Common Stock
   Balance, beginning of period.........................................................             320             320
   Issuance of stock....................................................................               -               -
                                                                                                 -------         -------
   Balance, end of period...............................................................             320             320
                                                                                                 -------         -------

Capital Surplus
   Balance, beginning of period.........................................................           1,966           2,149
   Issuance of treasury stock...........................................................             (48)            (55)
   Conversion of preferred stock........................................................               -            (138)
   Other................................................................................              30              29
                                                                                                 -------         -------
   Balance, end of period...............................................................           1,948           1,985
                                                                                                 -------         -------

Retained Earnings
   Balance, beginning of period.........................................................           7,446           6,433
   Net income...........................................................................             791             758
   Cash dividends declared on common stock..............................................            (254)           (246)
   Cash dividends declared on preferred stock...........................................              (6)            (12)
                                                                                                 -------         -------
   Balance, end of period...............................................................           7,977           6,933
                                                                                                 -------         -------

Accumulated Other Adjustments To Stockholders' Equity
   Fair Value Adjustment on Securities Available for Sale
   Balance, beginning of period.........................................................              49              38
   Change in fair value (net of taxes) and other........................................              11             (20)
                                                                                                 -------         -------
   Balance, end of period...............................................................              60              18
                                                                                                 -------         -------

   Accumulated Translation Adjustment
   Balance, beginning of period.........................................................               6               7
   Translation gain (loss), net of taxes................................................               -              (1)
                                                                                                 -------         -------
   Balance, end of period...............................................................               6               6
                                                                                                 -------         -------
Total Accumulated Other Adjustments To Stockholders' Equity.............................              66              24
                                                                                                 -------         -------

Deferred Compensation
   Balance, beginning of period.........................................................             (79)            (58)
   Awards granted, net..................................................................             (56)            (42)
   Amortization of deferred compensation................................................              29              19
   Other................................................................................              (6)             (6)
                                                                                                 -------         -------
   Balance, end of period...............................................................            (112)            (87)
                                                                                                 -------         -------

Treasury Stock
   Balance, beginning of period.........................................................          (1,938)           (326)
   Purchase of common stock.............................................................            (229)         (1,056)
   Conversion of preferred stock........................................................               -             292
   Issuance of stock....................................................................              92              96
                                                                                                 -------         -------
   Balance, end of period...............................................................          (2,075)           (994)
                                                                                                 -------         -------

Total Stockholders' Equity, end of period...............................................         $ 8,314         $ 8,471
                                                                                                 =======         =======

Total Net Income and Accumulated Other Adjustments To Stockholders' Equity..............         $   802         $   737
                                                                                                 =======         =======
------------------------------------------------------------------------------------------------------------------------

First Chicago NBD Corporation and Subsidiaries
Consolidated Statement of Cash Flows
--------------------------------------------------------------------------------------------------------------------------
Six Months Ended June 30
(In millions)                                                                                        1998            1997
--------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities

Net income.................................................................................        $    791        $   758
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Depreciation and amortization...........................................................              95            123
   Provision for credit losses.............................................................             385            367
   Equity securities gains.................................................................            (145)          (100)
   Net (increase) decrease in net derivative product balances..............................             (12)           304
   Net (increase) decrease in trading assets...............................................               4            (16)
   Net (increase) decrease in loans held for sale..........................................            (146)            60
   Net (increase) decrease in accrued income receivable....................................              17            (36)
   Net increase (decrease) in accrued expenses payable.....................................             823            (50)
   Net (increase) decrease in other assets.................................................              50           (471)
   Other noncash adjustments...............................................................             (34)           (36)
                                                                                                   --------        -------
   Total adjustments.......................................................................           1,037            145

Net cash provided by operating activities..................................................           1,828            903
--------------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities

Net (increase) decrease in federal funds sold and securities under resale agreements.......             519         (3,988)
Purchase of investment securities--available-for-sale......................................         (10,026)        (5,220)
Purchase of equity securities--fair value..................................................          (1,165)           (51)
Proceeds from maturities of debt securities--available-for-sale............................             995            639
Proceeds from sales of investment securities--available-for-sale...........................           5,945          3,478
Proceeds from sales of equity securities--fair value.......................................           1,174            126
Net (increase) in loans....................................................................          (4,362)        (1,600)
Loan recoveries............................................................................             101             92
Net proceeds from sales of assets held for accelerated disposition.........................               -              1
Purchases of premises and equipment........................................................            (121)           (88)
Proceeds from sales of premises and equipment..............................................              72              9
Net cash and cash equivalents due to acquisitions and dispositions.........................             (27)             -
                                                                                                   --------        -------
Net cash (used in) investing activities....................................................          (6,895)        (6,602)
--------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities

Net increase in deposits...................................................................             799          4,367
Net increase in federal funds purchased and securities under repurchase
   agreements..............................................................................             597          2,193
Net increase in other short-term borrowings................................................           2,962          2,276
Proceeds from issuance of long-term debt...................................................           9,908          5,578
Repayment of long-term debt................................................................          (9,411)        (4,922)
Net (decrease) in other liabilities........................................................            (194)           (47)
Dividends paid.............................................................................            (271)          (265)
Repurchase of common stock.................................................................            (229)        (1,056)
                                                                                                   --------        -------
Net cash provided by financing activities..................................................           4,161          8,124
--------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents...............................             416            (48)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents.......................................            (490)         2,377

Cash and cash equivalents at beginning of period...........................................          14,127         13,297
                                                                                                   --------        -------

Cash and cash equivalents at end of period.................................................        $ 13,637        $15,674
                                                                                                   ========        =======
--------------------------------------------------------------------------------------------------------------------------

For purposes of this statement, cash and cash equivalents consist of cash and due from banks, whether interest-bearing or not. In the first quarter of 1997, $154 million of the Corporation's 53/4% Cumulative Convertible Preferred Stock, Series B, was converted into common stock; such issuance was redeemed in April 1997.

Notes to Consolidated Financial Statements

Note 1
------

The consolidated financial statements for the Corporation, including its subsidiaries, have been prepared in conformity with generally accepted accounting principles. Such preparation requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Although the interim amounts are unaudited, they do reflect all adjustments that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim periods. All such adjustments are of a normal, recurring nature. Because the results from commercial banking operations are so closely related and responsive to changes in economic conditions, fiscal policy and monetary policy, and because the results for the investment security and trading portfolios are largely market-driven, the results for any interim period are not necessarily indicative of the results that can be expected for the entire year.

Note 2
------

In December 1997, the Corporation adopted SFAS No. 128 "Earnings Per Share," as required, and all prior periods presented were restated. Basic EPS is computed by dividing income available to common stockholders by the average number of common shares outstanding for the period. The Statement also requires presentation of EPS assuming full dilution. The diluted EPS calculation includes net shares that may be issued under the Employee Stock Purchase and Savings Plan, outstanding stock options, and common shares that would result from the conversion of convertible preferred stock. In the diluted calculation, income available to common stockholders is not reduced by preferred stock dividend requirements related to convertible preferred stock, since such dividends would not be paid if the preferred stock were converted to common stock.

---------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended     Six Months Ended
                                                                      June 30               June 30
(Dollars in millions, except per-share data)                      1998       1997       1998       1997
---------------------------------------------------------------------------------------------------------
Basic
 Net income...................................................  $    408   $    378   $    791   $    758
 Preferred stock dividends....................................        (4)        (5)        (6)       (12)
                                                                --------   --------   --------   --------
 Net income attributable to common stockholders' equity.......  $    404   $    373   $    785   $    746
                                                                ========   ========   ========   ========
Diluted
 Net income...................................................  $    408   $    378   $    791   $    758
 Preferred stock dividends, excluding convertible Series B,
  where applicable............................................        (4)        (5)        (6)       (10)
                                                                --------   --------   --------   --------
 Diluted income available to common stockholders..............  $    404   $    373   $    785   $    748
                                                                ========   ========   ========   ========

(In thousands)
Average shares outstanding....................................   287,444    306,754    287,783    309,425
Dilutive Shares
 Employee Stock Purchase and Savings Plan.....................     1,401        788      1,335        784
 Stock options................................................     3,736      3,387      3,703      3,532
 Convertible preferred stock..................................         -          -          -      2,118

Average shares outstanding assuming full dilution.............   292,581    310,929    292,821    315,859
                                                                ========   ========   ========   ========

 Basic........................................................  $   1.41   $   1.22   $   2.73   $   2.41
                                                                ========   ========   ========   ========

 Diluted......................................................  $   1.38   $   1.20   $   2.68   $   2.37
                                                                ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------

Note 3
------

At June 30, 1998, credit card receivables aggregated $9.2 billion. These receivables are available for sale through credit card securitization programs.

Note 4
------

The Corporation adopted SFAS No. 130, "Reporting Comprehensive Income," on January 1, 1998. The Statement defines comprehensive income as including net income and certain other items that affect stockholders' equity. The other items include "fair value adjustment on investment securities available for sale" and "accumulated translation adjustment," which are reported in "Accumulated other adjustments to stockholders' equity" on the Corporation's Consolidated Balance Sheet. The Corporation has elected to disclose these items in its Consolidated Statement of Stockholders' Equity. Since the Statement solely relates to display and disclosure requirements, it has no effect on the Corporation's financial results.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement establishes new accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those derivatives at fair value. The accounting for the gains or losses resulting from changes in the value of those derivatives will depend on the intended use of the derivative and whether it qualifies for hedge accounting. This Statement will significantly change the accounting treatment for derivatives the Corporation uses in its asset and liability management activities. The Corporation is required to adopt this Statement on January 1, 2000. The Corporation is in the process of evaluating the impact of this new Statement.

Note 5
------

The carrying values and estimated fair values of financial instruments as of June 30, 1998, have not materially changed on a relative basis from the carrying values and estimated fair values of financial instruments disclosed as of December 31, 1997, in the Corporation's Annual Report.

Note 6
------

Nonperforming loans are generally identified as "impaired loans". The recorded investment in loans considered impaired was $293 million and $329 million at June 30, 1998, and June 30, 1997, respectively. The required allowance for credit losses related to these loans was $57 million and $46 million at June 30, 1998, and June 30, 1997, respectively. Substantially all of the impaired loans on both dates required the establishment of an allocated reserve.

The following table summarizes additional information related to impaired loans.

------------------------------------------------------------------------------------------------------------------
                                                           Three Months Ended                Six Months Ended
(In millions)                                                    June 30                          June 30
                                                          1998             1997             1998            1997
------------------------------------------------------------------------------------------------------------------
Impaired loans average balance........................    $334             $267             $341            $262
Interest income recognized on impaired loans..........       4                4                9               9
------------------------------------------------------------------------------------------------------------------

Note 7
------

Derivative financial instruments used in trading activities are valued at estimated fair value. Such instruments include swaps, forwards, spot, futures, options, caps, floors and forward rate agreements in the interest rate, foreign exchange, equity and commodity markets. The estimated fair values are based on quoted market prices or pricing and valuation models on a present value basis using current market information. Realized and unrealized gains and losses are included in noninterest income as combined trading profits. Where appropriate, compensation for credit risk and ongoing servicing is deferred and recorded as income over the terms of the derivative financial instruments.

Derivative financial instruments used in ALM activities, principally interest rate swaps, are required to meet specific criteria. Such interest rate swaps are designated as ALM derivatives; are linked to and adjust the interest rate sensitivity of a specific asset, liability, firm commitment, or anticipated transaction or a specific pool of transactions with similar risk characteristics; and are effective in reducing the Corporation's structural interest rate risk at inception. Interest rate swaps that do not meet these criteria are designated as derivatives used in trading activities and are accounted for at estimated fair value.

Income or expense on most ALM derivatives used to manage interest rate exposure is recorded on an accrual basis, as an adjustment to the yield of the linked exposures over the periods covered by the contracts. This matches the income recognition treatment of that exposure, generally assets or liabilities carried at historical cost, which are recorded on an accrual basis. If an interest rate swap is terminated early, any resulting gain or loss is deferred and amortized as an adjustment of the yield on the linked interest rate exposure position over the remaining periods originally covered by the terminated swap. If all or part of a linked position is terminated, e.g., a linked asset is sold or prepaid, or if the amount of an anticipated transaction is likely to be less than originally expected, the related pro rata portion of any unrecognized gain or loss on the swap is recognized in earnings at that time, and the related pro rata portion of the swap is subsequently accounted for at estimated fair value.

Purchased option, cap and floor contracts are reported in derivative product assets, and written option, cap and floor contracts are reported in derivative product liabilities. For other derivative financial instruments, an unrealized gain is reported in derivative product assets, and an unrealized loss is reported in derivative product liabilities. However, fair value amounts recognized for derivative financial instruments executed with the same counterparty under a legally enforceable master netting arrangement are reported on a net basis. Cash flows from derivative financial instruments are reported net as operating activities.

Note 8
------

The ratio of income to fixed charges for the six months ended June 30, 1998, excluding interest on deposits, was 2.3x, and including interest on deposits, was 1.6x. The ratio has been computed on the basis of the total enterprise (as defined by the Securities and Exchange Commission) by dividing income before fixed charges and income taxes by fixed charges. Fixed charges consist of interest expense on all long- and short-term borrowings, excluding or including interest on deposits.

Note 9
------

On April 10, 1998, the Corporation and BANC ONE CORPORATION ("ONE") entered into an Agreement and Plan of Reorganization (as amended, the "Agreement"), pursuant to which, subject to the conditions and upon the terms stated therein, the Corporation and ONE will each merge into a new company, BANK ONE CORPORATION ("BANK ONE") organized to effect the merger (such mergers, collectively, the "Merger").

It is anticipated that the Merger will be accounted for as a pooling-of-interests and that it will be consummated during the second half of 1998, pending necessary approvals of the Corporation's and ONE's respective stockholders, regulatory bodies, and other customary conditions of closing. As a result of the pending Merger, the Corporation's stock repurchase program was rescinded.

In accordance with the Agreement, each share of ONE's common stock, without par value, ("ONE Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will at the Effective Time be converted into one share of the common stock, with par value $0.01 per share, of BANK ONE ("BANK ONE Common Stock"), and each share of the Corporation's common stock, par value $1.00 per share, ("FCN Common Stock") outstanding immediately prior to the Effective Time will at the Effective Time be converted into the right to receive
1.62 shares of BANK ONE Common Stock. In addition, each share of the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series B, and Preferred Stock with Cumulative and Adjustable Dividends, Series C, in each case outstanding immediately prior to the Effective Time, will be converted into the right to receive one share of a series of corresponding preferred stock of BANK ONE with substantially the same terms.

The Corporation and ONE have scheduled a special meeting of stockholders for September 15, 1998, at which their respective stockholders are expected to consider and vote on the Merger.

Note 10
-------

The Corporation and certain of its subsidiaries are defendants in various lawsuits, including certain class actions, arising out of the normal course of business, and the Corporation has received certain tax deficiency assessments. Since the Corporation and certain of its subsidiaries, which are regulated by one or more federal and state regulatory authorities, also are the subject of numerous examinations and reviews by such authorities, the Corporation is and will, from time to time, normally be engaged in various disagreements with regulators, related primarily to banking matters. In the opinion of management and the Corporation's general counsel, the ultimate resolution of the matters referred to in this note will not have a material effect on the consolidated financial statements.